EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Repros Therapeutics Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Katherine A. Anderson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2016	By: /s/ Katherine A. Anderson
Katherine A. Anderson
Chief Financial Officer
Repros Therapeutics Inc.
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Repros and will be retained by Repros and furnished to the Securities and Exchange Commission or its staff upon request.